EXHIBIT 10.14

 [GRAPHIC OMITED]


                                                            Royal Bank of Canada
                                                    Information Technology - GTA
                                           260 East Beaver Creek Road, Suite 201
                                                  Richmond Hill, Ontario L4B 3M3
                                                     TeL:         (905) 764-4755
                                                      Fax:        (905) 764-4361


January 23, 2006



Private and Confidential

SENTRY TECHNOLOGY CANADA INC.
c/o Sentry Technology Corporation
37 Voyager Court North
Toronto, Ontario
M9W 4Y2

We refer to the agreement dated April 19, 2005 between Sentry Technology Canada Inc., as the Borrower, and Royal Bank of Canada, as the Bank, (the "Agreement").

All capitalized terms not otherwise defined herein shall have the meaning ascribed to them in the Agreement.

The Agreement is amended as follows:
1. Under the Repayment section, Facility (1) is amended and restated as follows:

REPAYMENT
---------
Facility (1)
------------
Borrowings under this facility are expected to revolve with operating requirements.
Borrowings under this facility shall be repayable on April 30, 2006.

2. Under the Interest Rates and Fees section, Facility (1) is amended and restated as follows:

INTEREST RATES AND FEES
-----------------------
Facility (1)
------------
RBP Loans:     RBP plus 1.75% per annum.
RBUSBR Loans:        RBUSBR plus 1.75% per annum.
LCs:     fee to be quoted by the Bank at the time of issue of each LC.
LGs:     fee to be quoted by the Bank at the time of issue of each LG, subject to a minimum fee of $100 in the currency of issue.

Sentry Technology Canada Inc.     - 2 -     January 23,2006

3. Under the Security section, paragraph (e) is deleted and replaced with the following:
(e) Postponement and subordination agreement between the Brascan Technology Fund ("Brascan"), the Bank, the Borrower, Sentry Technology Corporation, Sentry Technology USA Inc. and Custom Security Industries Inc., whereby the parties agree, inter alia, that:
(i) the Brascan Security (as defined therein) shall rank subsequent and be subordinate to the
Lender Security (as defined therein) held by the Bank, to a maximum of $5,350,000;
(ii) with the exception of subparagraph (e)(i) above, the Lender Security (as defined therein) shall rank subsequent and be subordinate to the Brascan Security to the extent of the Brascan Indebtedness (as defined therein), and;
(iii) upon receipt by Brascan of written notice by the Bank that the Bank is issuing a demand pursuant to any of the obligations owing by any of the Borrower, Sentry Technology Corporation, Sentry Technology USA Inc. or Custom Security Industries Inc. to the Bank, Brascan will cease to receive and will postpone receipt of all payment of any Brascan Indebtedness for a period of time provided for therein.

4.     Under the Reporting Covenants section,
(i) paragraph (b) under the reporting covenants for the Borrower, is amended and restated as follows:
(b) monthly company prepared financial statements for the Borrower, within 30 days of each month end; and
(ii) paragraph (a) under the reporting covenants for Sentry Technology Corporation, is amended and restated as follows:
(a) monthly company prepared consolidated financial statements for Sentry Technology Corporation, within 30 days of each month end;

5.     The Financial Covenants section is amended and restated as follows:

FINANCIAL COVENANTS
-------------------
Sentry Technology Corporation covenants and agrees with the Bank, while any availability exists or any Borrowings remain outstanding under any Credit Facility, which is a term facility:

a)   maintain on a consolidated basis, to be measured as at the end of each
fiscal quarter: i.     a ratio of Current Assets to Current Liabilities of not
less than 1.5:1;
ii. a ratio of Funded Debt to EBITDA, calculated on a rolling 4 quarters basis for the fiscal quarter then ended and the immediately preceding 3 fiscal quarters, of not greater than 2.5:1;
iii. a ratio of Total Liabilities to Tangible Net Worth of not greater than 2.5:1;
iv. EBITDA of at least the amounts listed in the table below for the corresponding fiscal quarter, commencing with the fiscal quarter ending June 30, 2006:

Sentry Technology Canada Inc.               -3-               January 23,2006



Fiscal Quarter Ending:     Method of Calculation          US Currency EBITDA
----------------------------------------------------------------------------
June 30,2006                     N/A                             $500
----------------------------------------------------------------------------
September 30, 2006              Year-To-Date                 $1,280,000
----------------------------------------------------------------------------
December 31, 2006          calculated on a rolling           $1,940,000
                           4 quarters basis for
                           the fiscal quarter then
                           ended and the immediately
                           preceding 3 fiscal quarters
----------------------------------------------------------------------------
Each fiscal quarter        calculated on a rolling           $1,940,000
thereafter                 4 quarters basis for the
                           fiscal quarter then ended and
                           the immediately preceding 3
                           fiscal quarters
-----------------------------------------------------------------------------


v. Tangible Net Worth of at least the amounts listed in the table below for the corresponding fiscal quarter commencing with fiscal quarter ending March 31, 2006:



Fiscal Quarter Ending:                   US Currency
                                         TNW
-----------------------------------------------------
    March 31,2006                        $2,900,000
-----------------------------------------------------
    June 30,2006                         $3,300,000
-----------------------------------------------------
    September 30,2006                    $4,000,000
-----------------------------------------------------
    December 31,2006                     $4,500,000
-----------------------------------------------------
    Each fiscal
    quarter thereafter                   $4,500,000
-----------------------------------------------------

6.    Schedule "E" is replaced as attached.

CONDITIONS PRECEDENT
--------------------
The effectiveness of this amendment is conditional upon receipt of:

a)     a duly executed copy of this amending agreement; and
b) such financial and other information or documents relating to the Borrower or any Guarantor if applicable as the Bank may reasonably require.

AMENDMENT FEE
-------------
A non-refundable amendment fee of $3,000 is payable by the Borrower upon acceptance of this amending agreement.

COUNTERPART EXECUTION
---------------------
This amending agreement may be executed in any number of counterparts and by different parties in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together constitute one and the same instrument.

All other terms and conditions outlined in the Agreement remain unchanged and in full force and effect.

Sentry Technology Canada Inc.         - 4 -              January 23,2006


This amending agreement is open for acceptance until February 22, 2006, after which date it will be null and void, unless extended in writing by the Bank.

ROYAL BANK OF CANADA
Per:  /s/ Marc J. Drouin
Name: Marc J. Drouin
Title: Senior Account Manager


Agreed to and accepted this 2nd day of February, 2006.

SENTRY TECHNOLOGY CANADA INC.
Per:    /s/Peter L. Murcoch
Name:   Peter L. Murdoch
Title:  President


Per:
Name:
Title:

I/We have the authority to bind the Borrower



Agreed to and accepted this 2nd day of February, 2006.

SENTRY TECHNOLOGY CORPORATION
Per:    /s/ Peter L. Murdoch
Name:   Peter L. Murdoch
Title:  President


Per:
Name:
Title:

I/We have the authority to bind the Guarantor

Sentry Technology Canada Inc.        - 5 -           January 23,2006

We acknowledge and confirm our agreement with the foregoing terms and conditions, as Guarantor, as of February 2, 2006.

SENTRY TECHNOLOGY USA INC.

Per:    /s/ Peter L. Murdoch
Name:   Peter L. Murdoch
Title:  President


Per:
Name:
Title:

I/We have the authority to bind the Guarantor


We acknowledge and confirm our agreement with the foregoing terms and conditions, as Guarantor, as of February 2, 2006.

CUSTOM SECURITY INDUSTRIES INC.

Per:     /s/ Morton F. Roseman
Name:    Morton F. Roseman
Title:   President

Per:
Name:
Title:

I/We have the authority to bind the Guarantor

                                                                   Schedule E

Schedule "E" to the agreement dated April 19, 2005, between Sentry Technology Canada Inc., as Borrower, and Royal Bank of Canada, as the Bank.


                             Compliance Certificate


I,                , the                   of Sentry Technology Corporation
(the "Guarantor") hereby certify as of fiscal quarter ending __________________:

1. I am familiar with and have examined the provisions of the letter agreement (the "Agreement") dated April 19, 2005, and any amendments thereto, between Sentry Technology Canada Inc., as Borrower, and Royal Bank of Canada (the "Bank"), as the Bank, and have made reasonable investigations of corporate records and inquiries of other officers and senior personnel of the Borrower and Guarantor. Terms defined in the Agreement have the same meanings when used in this certificate.

2. The representations and warranties contained in the Agreement are true and correct.

3. No event or circumstance has occurred which constitutes or which, with the giving of notice, lapse of time, or both, would constitute an Event of Default under the Agreement and there is no reason to believe that during the next fiscal quarter of the Guarantor, any such event or circumstance will occur.

4.     The ratio of Current Assets to Current Liabilities is     : 1, being not
less than the minimum required ratio of 1.5:1.

5.     The ratio of Total Liabilities to Tangible Net Worth is     : 1, being
not greater than the maximum ratio of 2.5:1.

6.     The ratio of Net Funded Debt to EBITDA is     : 1, being not greater than
the required maximum ratio of 2.5:1.

7. EBITDA is US$_____________, being no less than the required US$500 for the fiscal quarter ending June 30, 2006, improving to US$1,280,000 for fiscal quarter ending September 30,2006, and US$ 1,940,000 for the fiscal quarter ending December 31,2006 and for each fiscal quarter thereafter.

8. Tangible Net Worth is US$___________, being not less the required US$2,900,000 for the fiscal quarter ending March 31,2006, improving to US $3,300,000 for the fiscal quarter ending June 30, 2006, US$4,000,000 for the fiscal quarter ending September 30,2006 and US$4,500,000 for the fiscal quarter ending December 31,2006 and for each fiscal quarter thereafter.

9. The detailed calculations of the foregoing ratios and covenants is set forth in the addendum annexed hereto and are true and correct in all respects.

Dated this     day of     , 20     .
Per:
Name:__________________________________
Title:  ______________________________